United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	August 15, 2018

Blue Eagle Lithium Inc.
(Exact name of registrant as specified in its chapter)

Nevada	000-55588	35-2636271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2831 St. Rose Parkway, Suite 200, Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 889 – 3369

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Blue Eagle Lithium Inc.	Page 2

In this Current Report on Form 8-K, references to “the Company,” “Blue Eagle,” “we,” “us,” and “our” refer to BLUE EAGLE LITHIUM INC.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements including statements regarding our expectations of our future operations. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” or “continue” or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control. These factors include, but are not limited to, economic conditions generally and in the industries in which we may participate and competition within our chosen industry. In light of these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Except as required by law, we undertake no obligation to publicly announce revisions we make to these forward-looking statements to reflect the effect of events or circumstances that may arise after the date of this report. All written and oral forward-looking statements made subsequent to the date of this report and attributable to us or persons acting on our behalf are expressly qualified in their entirety by this section.

Item 1.01	Entry into a Material Definitive Agreement

Pursuant to the terms and conditions of a property Assignment agreement dated August 9, 2018 between Blue Eagle Lithium Inc., and Oriental Rainbow Group Limited, the Company has acquired 200 mineral claims/4,000Acres in the Railroad Valley of Nevada. The parties agreed on a purchase price for the 200 mineral claims, which was paid in by the Company issuing and delivering to Oriental Rainbow Group Limited 500,000 restricted shares in the common stock of the capital of the company as well as a further Issuance to Plateau Ventures LLC of 300,000 restricted shares as follows; 100,000 restricted shares upon the effective date, 100,000 restricted shares ninety (90) days following the effective date and a final 100,000 restricted shares one hundred and eighty (180) days. See Exhibit 10.2 - Property Purchase Agreement for more details.

Item 5.01	Changes In Control Of Registrant.

On August 14, 2018, Rami Tabet(“Tabet”) and Rupert Ireland (“Ireland”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), which provided for the sale by Tabet to Ireland of 40,000,000 shares of Common Stock, $0.001 par value (“Common Stock”), of the Company (the “Shares”) for a purchase price of $100,000. The transfer of the Shares to Ireland was effective on August 14, 2018. Upon his acquisition of the Shares, Ireland became the holder of a majority (approximately 53.3%) of the outstanding shares of Common Stock of the Company, which is sufficient ownership to give him the power to elect all of the members of our Board of Directors. Tabet owned no shares of Common Stock immediately after giving effect to the sale of the Shares to Ireland. For more details see Exhibit 10.1 – Share Purchase Agreement.

Ireland paid an aggregate $100,000 in consideration for the Shares purchased under the terms of the Purchase Agreement, with $100,000 being paid at closing and by Ireland issuing a promissory note in the original principal amount of $100,000. The promissory note bears interest at a per annum rate of 5.0%, is due and payable in full on August 14, 2019, and may be prepaid at Ireland’s discretion at any time prior to maturity.

Prior to the transactions contemplated by the Purchase Agreement, Tabet was a director of the Company, and the President and CEO and Ireland was a director and the Chief Financial Officer, Secretary and Treasurer of the Company.

The Company is filing an Information Statement on Schedule 14f-1 (“Information Statement”) with the Commission, disclosing the anticipated change in the composition of the Board of Directors as a result of the sale of a controlling interest in the Company by Tabet to Ireland, and is mailing the Information Statement to its shareholders of record on August 14, 2018, after the Information Statement is filed. Tabet tendered his resignation on August 14, 2018, but his resignation will not be effective until the 10th day after the date on which the Information Statement is filed with the Securities and Exchange Commission (the “SEC”) and transmitted to our stockholders of record. Accordingly, we anticipate the change in directors to be effective on or about August 24, 2018. Upon his appointment, Ireland will serve as a director until the next annual meeting of the stockholders and the election and qualification of his successors, or his earlier resignation or removal.

Form 8-K	Blue Eagle Lithium Inc.	Page 3

The following table sets forth certain information concerning the number of shares of Common Stock owned on August 14, 2018, after giving effect to the sale of the Shares pursuant to the Purchase Agreement by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities; (ii) each of our directors; (iii) each of our named executive officers; and (iv) the officers and directors as a group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by such person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Directors and Executive Officers After Closing
Rami Tabet Director	0	0%
Rupert Ireland Director, CEO, CFO, Treasurer and Secretary	40,000,000	53.3%
All directors and officers as a group	40,000,000	53.3%
5% Stockholders
Rupert Ireland 1515 7th Street, Suite 59 Santa Monica, CA 90401	40,000,000	53.3%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s stock. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on there being 75,000,000 shares of Common Stock issued and outstanding on August 14, 2018.

Except as otherwise described above, there are no arrangements or understandings among members of both the former and the new control groups and their respective associates with respect to the election of directors or other matters. We are not aware of any other arrangement that might result in a change in control in the future.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the Purchase Agreement, Tabet agreed to resign from his position as an officer and director of the Company and to appoint Ireland as the sole officer and director of the Company to fill the vacancy created by Tabet’ departure. The Company is filing and distributing the Information Statement in order to disclose the anticipated change in the composition of the Board of Directors as a result of the sale of a controlling interest in the Company by Tabet to Ireland. Although Tabet delivered a letter of resignation on August 14, 2018, his resignation and the appointment of Ireland as his successor was made effective 10 days after the date the Information Statement was filed with the SEC and transmitted to our stockholders. Accordingly, we anticipate his resignation, and the appointment of Ireland as the sole officer and director of the Company, to be effective on or about August 24, 2018. Tabet’ resignation was in connection with the transactions contemplated by the Purchase Agreement, and was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Form 8-K	Blue Eagle Lithium Inc.	Page 4

Biographical Information and Background of Officers and Directors

Rami Tabet, age 30, has acted as our president, officer and a director since January 31, 2012. He has attended College Saint-Joseph Beirut, Hostos College New York, and the American University of Beirut. Mr. Tabet also holds a Master of Business Administration from the Lebanese-Canadian University of Beirut. From January 2011 to December 2012, Mr. Tabet acted as assistant manager with Omnipharma Sal, an importer and distributor of pharmaceutical products that is based in Beirut, Lebanon. Since January 2012, he has been employed as an independent business consultant that specializes in raising mezzanine financing for his clients.

Rupert Ireland, age 40, has acted as our chief financial officer and a director since May 4, 2018. He has held a position at the private equity and merchant banking alliance Gladstone Global from 2016 to 2017. Mr. Ireland was part of the takeover of a publicly-listed US Oil and Gas Firm, having become its CEO in 2014. Mr. Ireland served as the Head of Trading at CARAX, a brokerage firm that focuses on high volume execution in cash equities and derivatives trading from 2010 to 2014 in the international offices of CARAX. From 2009 to 2010, Mr. Ireland was a sales trader at the brokerage firm, OCM Capital Markets. Mr. Ireland began his career in the financial services industry in 2003 by working in the marketing and public relations department of City Index, a brokerage firm that offers online financial spread betting, foreign exchange and Contract for Difference (CFD) trading. Mr. Ireland later joined the equities trading desk of City Index, where he traded oil and gas futures and CFDs. Mr. Ireland received his bachelor’s degree in business from the University of Newcastle.

During the past three years, Mr. Ireland has also served as a director of the following listed companies: Blue Eagle Lithium Inc. Technologies Inc. (May 2018 to Present), Virtus Oil and Gas Co. (May 2014 to February 2017)

There is no family relationship among the directors or officers of Blue Eagle Lithium Inc.

During the last two years, there has been no transaction or proposed transaction that Blue Eagle Lithium Inc. was or is a party to in which Mr. Ireland had or is to have a direct or indirect material interest.

Blue Eagle Lithium Inc. has not entered into any material plan, contract, or arrangement (whether or not written) with Mr. Ireland.

Compensation of Officers and Directors

We currently have no formal plan for compensating our directors for their services in their capacity as directors. Rami Tabet and Rupert Ireland, our directors, were not compensated for their roles as a director. A summary of compensation previously received as Executive Officers is set forth in Part III, Item 11, “Executive Compensation” of the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2018, filed on July 31, 2018 (the “Annual Report”), which is incorporated herein by this reference.

FORM 10 DISCLOSURE

Item 5.01(a) (8) of Form 8-K states that if the registrant is a shell company, as our company currently is, prior to a change in control required to be disclosed under Item 5.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10.

Item 1.	Business

See the information contained in Part I, Item 1 and Item 1A of the Annual Report, which is incorporated herein by this reference.

On August 9, 2018 the Company entered into an Assignment agreement with Oriental Rainbow Group Limited, the Company acquired 200 mineral claims / 4000 Acres in the Railroad Valley of Nevada. The parties agreed on a purchase price of for the 200 mineral claims, which was paid in by the Company issuing and delivering to Oriental Rainbow Group Limited 500,000 restricted shares in the common stock of the capital of the company as well as a further 300,000 restricted shares as follows; 100,000 restricted shares upon the effective date, 100,000 restricted shares ninety (90) days following the effective date and a final 100,000 restricted shares one hundred and eighty (180) days to Plateau Ventures LLC. See Exhibit 10.2 - Property Purchase Agreement for more details.

Form 8-K	Blue Eagle Lithium Inc.	Page 5

Item 2.	Financial Information

See the information contained in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operation” of the Annual Report, which is incorporated herein by this reference.

Item 3.	Properties

See the information contained in Part I, Item 2 of the Annual Report, which is incorporated herein by this reference.

Item 4.	Security Ownership of Certain Beneficial Owners and Management.

See the information contained in Item 5.01 and Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 5.	Directors and Executive Officers.

See the information contained in Item 5.01 and Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 6.	Executive Compensation

See the information contained in Part III, Item 11, “Executive Compensation” of the Annual Report and in Item 5.02 of this Current Report on Form 8-K, which is incorporated herein by this reference.

Item 7.	Certain Relationships and Related Transactions, and Director Independence

See the information in Item 5.01 of this Form 8-K and in Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence” of the Annual Report, which is incorporated herein by this reference.

Item 8.	Legal Proceedings

There is no pending or threatened litigation against the Company.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Common Stock

Since December 19, 2018, shares of our Common Stock have been quoted on the OTC QB under the symbol “WSBP.” The following table summarizes the high and low historical closing prices reported by the OTC QB Historical Data Service for the periods indicated. OTC QB quotations reflect inter-dealer prices, without retail mark-up, mark down or commissions, so those quotes may not represent actual transactions.

	High	Low
2017
Third Quarter 2018	$0.0875	$0.05

2018
Fourth Quarter 2018	$0.1375	$0.0625
First Quarter 2019	$3.50	$0.1075
Second Quarter 2018 (Through August 14, 2018)	$1.10	$0.75

Form 8-K	Blue Eagle Lithium Inc.	Page 6

Effective July 12, 2018, the shareholders of the Company approved (i) the change of its name from “Wishbone Pet Products Inc.” to “Blue Eagle Lithium Inc.” by a majority vote of the shareholders (ii) the company amended its articles to provide that as of 12:00 a.m EST July 26, 2018, each share of common stock outstanding shall be automatically, and with no further action by the holder of such shares, split into twenty (20) shares of common stock as reflected in the Amended and Restated Articles of Incorporation filed with the Secretary of State of Nevada on July 12, 2018. As a result of the name change and stock split, the company’s’ trading symbol will change to WSBPD effective on the opening of market on July 26, 2018. After the next twenty (20) business days the symbol will be BEAG. Please see Item 5.03 of Form 8-K filed on July 26, 2018 for information relating to the name change and stock split.

As of August 14, 2018, there were approximately 41 record holders of our Common Stock, according to the books of our transfer agent. As of August 18, 2018, there were 75,000,000 shares of Common Stock outstanding.

Dividends

We have never paid or declared any dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future.

Securities Authorized For Issuance under Equity Compensation Plans

We currently do not have any equity compensation plans.

Warrants and Options

None.

Item 10.	Recent Sales of Unregistered Securities

On August 14, 2019 the Company issued 500,000 shares of its common stock to Oriental Rainbow Group Limited for the purchase of 200 mineral claims/ 4,000 Acres in Railroad Valley Nevada. See the information contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by this reference and Exhibit 10.2 - Property Purchase Agreement for more details.

On August 14 2019 issued 100,000 shares of its common stock to Plateau Ventures LLC, as part of the Assigned property Purchase Agreement. See the information contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by this reference and Exhibit 10.2 - Property Purchase Agreement for more details.

Item 11.	Description of Registrant’s Securities to be Registered

The registrant currently has no shares to be registered.

Item 12.	Indemnification of Directors and Officers

We may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney’s fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

Form 8-K	Blue Eagle Lithium Inc.	Page 7

Item 13.	Financial Statements and Supplementary Data

See the information in Part II, Item 8 of the Annual Report and filed on July 31, 2018, which is incorporated herein by this reference.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures or financial disclosure.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1 – Share Purchase Agreement between Rami Tabet and Rupert Ireland dated August 14, 2018

10.2 - Property Purchase Agreement between Blue Eagle Lithium and Oriental Rainbow Group Limited

Form 8-K	Blue Eagle Lithium Inc.	Page 8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Eagle Lithium Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

BLUE EAGLE LITHIUM INC.

Dated: August 16, 2018	By:	/s/ Rupert Ireland
Rupert Ireland–CEO